Exhibit 99.1

Leading Mobile Entertainment Company Jam City to Become Publicly Traded Company Through Merger with DPCM Capital, Inc.

Proceeds to accelerate Jam City’s proven growth strategy, including acquisition of leading Montreal-based mobile game publisher Ludia, Inc.

The transaction values the combined company at an enterprise value of $1.2 billion, and proceeds are expected to support future M&A and other strategic initiatives with the expected addition of approximately $115 million of cash to the combined company’s balance sheet, including from a committed PIPE of $100 million

Combined company expects to generate $868 million in bookings and $112 million in
Adjusted EBITDA in 2022, representing 2019 - 2022E CAGRs of 23% and 30%, respectively

Chris DeWolfe, Chairman & CEO, and Josh Yguado, President & COO, will continue to lead the company and the transaction includes addition of multiple well-regarded new Board members including former BET, Viacom, and Microsoft executive Denmark West

Investor call scheduled for May 20, 2021 at 8:30 a.m. ET

LOS ANGELES and MIAMI (May 20, 2021): Jam City, Inc. (“Jam City”), a leading mobile entertainment company behind some of the world’s highest grossing and most enduring mobile games, and DPCM Capital, Inc. (“DPCM Capital”) (NYSE: XPOA), a publicly traded special purpose acquisition company led by Emil Michael, today announced that they have entered into a definitive merger agreement that will result in Jam City becoming a publicly listed company. The transaction values the combined company at an enterprise value of $1.2 billion. Upon closing, the combined company will operate as Jam City Holdings, Inc. and its Class A common stock is expected to be listed on the New York Stock Exchange under the ticker symbol “JAM”.

In conjunction with the closing of the business combination, Jam City will use the cash proceeds to acquire a leading Montreal-based mobile game publisher Ludia, Inc. (“Ludia”) from FremantleMedia Canada Inc. (“Fremantle”), bringing together two highly creative leaders in mobile gaming and further strengthening Jam City’s market position and global player network. The combined company’s well-balanced, diversified portfolio of critically acclaimed, top grossing games is expected to include Harry Potter: Hogwarts Mystery; Cookie Jam; Panda Pop; and Jurassic World Alive. It is also expected to benefit from a strong pipeline of tentpole owned and licensed game releases with leading brands such as DC, and some of Disney’s biggest brands, which are expected to accelerate organic growth for the next several years.

“We have built and are scaling one of the world’s leading mobile entertainment platforms by bringing art – including storylines, characters and game mechanics – together with a powerful technology platform that leverages data to drive user acquisition and live game operations,” said Chris DeWolfe, Chairman and Chief Executive Officer of Jam City. “We expect going public will provide us with a source of capital to accelerate our growth and advance our strategic priorities, while acquiring and teaming up with Ludia adds compelling new intellectual property and gaming genres to our catalog. Together, we believe these transactions will advance our vision to create premium, social mobile games that are an enduring part of our players’ lives.”

The combined company will be led by Chris DeWolfe and the rest of Jam City’s highly experienced management team including co-Founder, President and Chief Operating Officer Josh Yguado, and Chief Financial Officer Jae Yu. Denmark West, founding partner and Chief Investment Officer of Connectivity Ventures and former executive at BET, Viacom Media Networks and Microsoft, will join the combined company’s Board of Directors. Existing Jam City stockholders are expected to own approximately 65% of the outstanding shares of Class A common stock of the combined company at close, assuming no redemptions by DPCM Capital stockholders. Netmarble Corporation (“Netmarble”), Jam City’s valued strategic investor, will own a significant portion of the combined company.

A group of leading institutional investors, along with Netmarble, DPCM’s sponsor, and members of the combined company management teams have committed to a private investment of $100 million in Class A common stock of the combined company that will close concurrently with the business combination and, subject to any redemptions by DPCM Capital’s shareholders, there is approximately $300 million currently held in DPCM Capital’s trust account. Proceeds from the transaction will be used to finance the $175 million acquisition of Ludia from Fremantle, provide liquidity to an early investor, and pay fees and expenses associated with the transaction. It is expected that the combined company will have approximately $115 million of cash on its balance sheet, which is anticipated to be used to accelerate growth by introducing new games that appeal to broad global audiences, continuing to enhance its proprietary technology, and pursuing future M&A opportunities and other strategic initiatives.

“We believe our central technology platform, Jam City Live, is what sets us apart and provides us with a sustainable competitive advantage by driving performance and growth to create enduring franchises,” said Yguado. “We believe that games are the next-generation of social engagement, and that our longstanding relationships throughout the global gaming ecosystem provide us access to a rich pipeline of untapped, accretive growth opportunities that we are poised to capitalize on.”

“We believe Jam City is at the forefront of mobile gaming, and its unique Games-as-a-Service model has proven to sustain player retention and drive monetization,” said Emil Michael, Chairman and CEO of DPCM Capital. “We are proud to partner with Chris, Josh and the team in their efforts to continue Jam City’s growth and further define the company as a category-defining entertainment brand.”

Combined Company Overview

As a well-capitalized leader in mobile entertainment, we believe Jam City is uniquely positioned to capitalize on the large, fast-growing global mobile gaming market, a market which includes more than 2.7 billion players and that is expected to exceed $205 billion in revenue by 2023, according to Newzoo.

Jam City benefits from a world-class talent base, a global studio network and a proprietary technology platform that enables it to consistently deliver deep, rich and engaging mobile entertainment experiences that appeal to fans around the world. In addition to introducing new game franchises, Jam City has fueled growth through a successful and scalable M&A strategy that involves acquiring assets and studios that have created deep entertainment experiences and leveraging Jam City Live to improve game performance.

With the addition of Ludia, Jam City’s game portfolio will include seven forever franchises, which it considers its most enduring games with at least $100 million in lifetime bookings and receive ongoing Jam City support. Our forever franchises are anticipated to include Cookie Jam; Panda Pop; Genies & Gems; Harry Potter: Hogwarts Mystery; Bingo Pop; Disney Emoji Blitz1; and Jurassic World games (Jurassic World: The Game, Jurassic World Alive).2 These franchises are diversified across game genres and types of intellectual property, with no single game contributing more than 20% of Jam City’s and Ludia’s combined $570 million total bookings in 2020. By leveraging its strengths to improve performance across Ludia’s portfolio, Jam City expects to generate $868 million in bookings and $112 million in Adjusted EBITDA in 2022, representing 23% and 30% CAGRs, respectively, from 2019 to 2022E.

“Joining forces with Jam City enables us to leverage their technology platform to further enhance performance across our portfolio and collaborate on exciting new projects,” said Alex Thabet, President and Chief Executive Officer of Ludia. “This combination is expected to benefit our collective stakeholders and create new avenues for sustained growth.”

In 2020, Jam City was a top 10-featured game publisher in the U.S. across the App Store and Google Play. Together with Ludia, Jam City has built an engaged global player network of 31 million monthly active users and 1.3 billion cumulative game installs as of fourth quarter of 2020. Jam City and Ludia also generated a combined 3 billion total hours played and 9 billion advertising impressions last year.

Key Transaction Terms

The boards of directors of Jam City and DPCM Capital have approved the business combination. The transaction will require the approval of the stockholders of both Jam City and DPCM Capital, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close sometime later this year. The acquisition of Ludia will be effected pursuant to the terms and conditions of the transaction agreement entered into by Jam City and Ludia, which contains customary closing conditions.

The Raine Group (“Raine”) is acting as lead financial advisor and Fenwick & West LLP is acting as legal advisor to Jam City, and Paul Hastings LLP is acting as legal advisor to Netmarble. UBS Securities LLC (“UBS”) is acting as lead financial and capital markets advisor and Greenberg Traurig, LLP is acting as legal advisor to DPCM Capital. UBS and Raine are acting as placement agents on the private placement.

1 “Jam City’s rights to Disney Emoji Blitz are not perpetual.”

2 “The rights to Jurassic World games are not perpetual.”

Investor Conference Call Information

Jam City and DPCM Capital will host a joint investor conference call to discuss the proposed transaction on May 20, 2021 at 8:30 a.m. EDT.

To listen to the prepared remarks via telephone dial 1-877-407-9208 (U.S.) or 1-201-493-6784 (International) and an operator will assist you. A telephone replay will be available at 1-844-512-2921 (U.S.) or 1-412-317-6671 (International), passcode: 13719988 through May 27, 2021. A webcast replay will be available at http://public.viavid.com/index.php?id=145037 through November 20, 2021.

An investor presentation detailing the transaction will be available at www.dpcmcapital.com. It will also be filed with the SEC as an exhibit to a Current Report on Form 8-K, and available on the SEC website at www.sec.gov.

About Jam City

Jam City is an award-winning mobile entertainment company providing unique and deeply engaging games that appeal to a broad, global audience. Led by CEO Chris DeWolfe, former MySpace co-founder and CEO, and COO Josh Yguado, former 20th Century Fox executive, Jam City is the creative powerhouse behind some of the highest-grossing and most enduring mobile games. Jam City’s global franchise Cookie Jam has generated $790 million in lifetime bookings and Panda Pop has generated $375 million in lifetime bookings as of Q4 2020. The company is a partner of choice for Hollywood studios, having developed immersive, narrative-rich mobile games around iconic entertainment brands. The company’s popular RPG game Harry Potter: Hogwarts Mystery was the #1 game in more than 40 countries at its launch in April 2018. Jam City currently has studios and talent located in Los Angeles (HQ), Burbank, Cedar Falls, Las Vegas, San Diego, San Francisco and, internationally, in Berlin, Bogotá, Buenos Aires, and Toronto. For more information, please visit www.jamcity.com.

About DPCM Capital, Inc.

DPCM Capital, Inc. is a special purpose acquisition company led by Chairman and CEO Emil Michael, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. UBS Securities LLC acted as sole book-running manager for DPCM Capital’s initial public offering. Its common stock, units, and warrants began trading on the NYSE on October 23, 2020 under the ticker symbols XPOA, XPOA.U and XPOA WS, respectively. www.dpcmcapital.com

About Ludia, Inc.

Ludia Inc. is one of Canada's leading mobile video game companies. Its high-quality portfolio includes original games based on internationally recognized brands such as Jurassic World Alive. DreamWorks Dragons: Titan Uprising, Warriors of Waterdeep, Lovelink, Jurassic World: The Game, Teenage Mutant Ninja Turtles: Legends, DreamWorks Dragons: Rise of Berk, and much more. The development studio welcomes almost 400 dynamic and bright crew members. Awarded “Canada’s Best Game Maker” by Apple, Ludia was also recognized for “Best Place to Work 2018” by gamesindustry.biz and “Montreal’s Top Employers 2021”. For more information, visit ludia.com, our Facebook page Facebook/LudiaGames, LinkedIn/Ludia or Twitter/LudiaGames. For more information, please visit www.ludia.com. In 2009, Fremantle acquired an initial stake of 30% per cent in Ludia and increased its shareholding to 100 per cent between 2012 and 2014.

About Netmarble Corporation

Established in Korea in 2000, Netmarble Corporation is a top developer and publisher pushing the boundaries of the mobile gaming experience with highly innovative games including Lineage 2: Revolution, The Seven Deadly Sins: Grand Cross, Blade & Soul Revolution and MARVEL Future Fight. As a parent company of Kabam, and a major shareholder of Jam City and HYBE (formerly Big Hit Entertainment), Netmarble strives to entertain audiences around the world with a variety of mobile games based on its powerful franchises and collaborations with IP holders worldwide. More information can be found at http://company.netmarble.com.

Additional Information and Where to Find It

In connection with the proposed business combination and related transactions contemplated in connection therewith (the “Proposed Transaction”), DPCM Capital, Inc. (“DPCM Capital”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a preliminary proxy statement/prospectus of DPCM Capital and consent solicitation statement of Jam City, Inc. (“Jam City”), and after the registration statement is declared effective, DPCM Capital and Jam City will mail a definitive proxy statement/prospectus/consent solicitation statement relating to the Proposed Transaction to their respective stockholders. This press release does not contain any information that should be considered by DPCM Capital’s or Jam City’s stockholders concerning the Proposed Transaction and is not intended to constitute the basis of any voting or investment decision in respect of the Proposed Transaction or the securities of DPCM Capital. DPCM Capital’s and Jam City’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus/consent solicitation statement and the amendments thereto and the definitive proxy statement/prospectus/consent solicitation statement and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about DPCM Capital, Jam City, Ludia, Inc. (“Ludia”) and the Proposed Transaction. When available, the definitive proxy statement/prospectus/consent solicitation statement and other relevant materials for the Proposed Transaction will be mailed to stockholders of DPCM Capital and Jam City as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus/consent solicitation statement, the definitive proxy statement/ prospectus/consent solicitation statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: DPCM Capital, Inc., 382 NE 191 Street, #24148, Miami, FL 33179.

No Offer or Solicitation

This press release shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This press release does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

DPCM Capital, Jam City and their respective directors and executive officers may be deemed participants in the solicitation of proxies from DPCM Capital’s stockholders with respect to the Proposed Transaction. A list of the names of DPCM Capital’s directors and executive officers and a description of their interests in DPCM Capital is contained in DPCM Capital’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to DPCM Capital, Inc., 382 NE 191 Street, #24148, Miami, FL 33179. Additional information regarding the interests of the participants in the solicitation of proxies from DPCM Capital’s stockholders with respect to the Proposed Transaction will be contained in the proxy statement/prospectus for the Proposed Transaction when available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements herein generally relate to future events or the future financial or operating performance of DPCM Capital, Jam City, Ludia or the combined company expected to result from the Proposed Transaction (the “Combined Company”). For example, projections of future financial performance of Jam City, Ludia and the Combined Company, expected release dates for games, the business combination of Jam City and Ludia, Jam City’s ability to leverage its strengths to maximize Ludia’s long-term potential, the Combined Company’s business plan, Jam City’s ability to continue its M&A strategy, other projections concerning key performance metrics, the proceeds of the Proposed Transaction and the Combined Company’s expected cash runway, and the potential effects of the Proposed Transaction on DPCM Capital and the Combined Company, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “ should,” “expect,” “ intend,” “ will,” “estimate,” “ anticipate,” “ believe,” “ predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DPCM Capital, Jam City and its management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DPCM Capital’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, and other filings with the SEC, as well as factors associated with companies, such as Jam City, that are engaged in the business of mobile game development and publishing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany the investor presentation; macroeconomic conditions related to the global COVID-19 pandemic; our ability to integrate Jam City’s and Ludia’s business operations; intense competition in the broader entertainment industry and the ability of Jam City’s and Ludia’s games to compete with other forms of entertainment; adverse changes to Jam City’s and Ludia’s relationships with platforms like the Apple App Store or Google Play Store; our history of net losses, and quarterly and annual fluctuations in our operating results, including net income/loss, where such fluctuations are due to a number of factors, including, but not limited to (i) the timing of contingent consideration payments in connection with acquisitions; (ii) fluctuations in operating expenses, such as sales and marketing; (iii) incremental amortization expenses from acquisitions (which we expect to occur in the case of Jam City’s acquisition of Ludia); and (iv) stock-based compensation charges related to equity grants (which may result from the Proposed Transaction in connection with DPCM Capital's existing warrants and any related earnout payments); adverse changes to the terms of third-party platforms and advertising channels, which may be unilateral; our ability to develop and launch new games, enhance existing franchises and evolve games into successful franchises; delays in game launches; our free-to-play business model and resulting reliance on a small portion of our users for substantially all our revenues from in-app transactions; adverse changes in our relationships with third-party licensors; disruptions of services; data privacy or data security breaches; adverse changes in the legal and regulatory regimes applicable to Jam City and Ludia; the failure to realize the anticipated benefits of the Proposed Transaction; Jam City’s current equityholders’ anticipated significant ownership and voting control of the Combined Company; the amount of redemption requests made by DPCM Capital’s public stockholders; DPCM Capital’s ability to procure private placement subscriptions in connection with the Proposed Transaction sufficient to satisfy Jam City’s business objectives. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of DPCM Capital, Jam City and FremantleMedia Canada Inc. (“Fremantle”) described above. Neither Jam City nor DPCM Capital undertakes any duty to update these forward-looking statements.

This press release contains projected financial information with respect to Jam City and Ludia. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information, including without limitation, assumptions regarding DPCM Capital’s and Jam City’s ability to consummate the Proposed Transaction, Jam City’s ability to complete its acquisition of Ludia, Jam City’s ability to realize synergies from its acquisition of Ludia, the Combined Company’s anticipated game releases on the estimated timelines and the results or benefits to be realized from such game releases, the failure of any of which to materialize could cause actual results to differ materially from those contained in the prospective financial information. Jam City and DPCM Capital caution that their assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the section above titled “Forward-Looking Statements”. The inclusion of financial forecast information in this press release should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither DPCM Capital’s, Jam City’s nor Ludia’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release or any other purpose, and accordingly, none of such independent auditors has expressed any opinion or provided any other form of assurance with respect to such projections.

Contacts

For Jam City PR: JamcityPR@icrinc.com

For Jam City IR: JamCityIR@icrinc.com

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